UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 23, 2013

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208)-468-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed solely for the purpose of providing the correct Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2013 (the “Original Form 8-K”).  The errors were included in Sections 1.10, 4.3(a), 6.3(b) and 7.1(e) of the Agreement and Plan of Merger, dated October 23, 2013, between Cascade Bancorp and Home Federal Bancorp, Inc. (the “Merger Agreement”).  Exhibit 2.1 filed with this Current Report on Form 8-K/A replaces Exhibit 2.1 to the Original Form 8-K in its entirety.

Additional Information about the Proposed Merger and Where to Find It

The information in this Form 8-K/A and the exhibit attached hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed merger between Home Federal Bancorp, Inc. (“Home”) and Cascade Bancorp (“Cascade”), Cascade will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a joint proxy statement of Home and Cascade that also constitutes a prospectus.  Home and Cascade will deliver the joint proxy statement/prospectus to their respective shareholders.  Home and Cascade urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information about the proposed merger.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from: (i) Home’s website (www.myhomefed.com/ir) under the heading “SEC Filings, Ownership and Forms;” (ii) Home upon written request to Home Federal Bancorp, Inc., Attn: Chief Financial Officer, 500 12th Avenue South, Nampa, Idaho 83651; (iii) Cascade’s website (www.botc.com) under the heading “About Us” and then under the heading “Investor Relations” and then under the heading “Investor Information” and then under the tab “SEC Filings;” or (iv) Cascade upon written request to Cascade Bancorp, Attn: Investor Relations, 1100 North West Wall Street, P.O. Box 369, Bend, Oregon 97701.

Participants in the Solicitation

Home, Cascade and their respective directors and executive officers may be soliciting proxies from Home and Cascade shareholders in favor of the proposed merger and related matters.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Home and Cascade shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  You can find information about Home’s directors and executive officers in Home’s definitive proxy statement filed with the SEC on April 15, 2013 for its 2013 Annual Meeting of Shareholders.  You can find information about Cascade’s directors and executive officers in Cascade’s definitive proxy statement filed with the SEC on March 27, 2013 for its 2013 Annual Meeting of Shareholders.  Additional information about Home’s directors and executive officers and Cascade’s directors and executive officers can also be found in the above-referenced Registration Statement on Form S-4 when it becomes available.  Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You can also obtain free copies of these documents from Home and Cascade using the contact information above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and between Home Federal Bancorp, Inc. and Cascade Bancorp, dated as of October 23, 2013 (corrected agreement that replaces Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 24, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: November 8, 2013	By: /s/ Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and between Home Federal Bancorp, Inc. and Cascade Bancorp, dated as of October 23, 2013 (corrected agreement that replaces Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 24, 2013)